UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 5, 2007

ICO GLOBAL COMMUNICATIONS (HOLDINGS)
LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52006	98-0221142
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)

Plaza America Tower I 11700 Plaza America Drive, Suite 1010 Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

(703) 964-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On February 5, 2007, ICO Global Communications (Holdings) Limited (“ICO”) issued a press release announcing that the U.S. Federal Communications Commission (“FCC”) granted ICO’s request to extend for a short period the remaining four milestone dates outlined in ICO’s authorization for the construction and launch of ICO’s satellite.  The new dates are as follows: complete reference performance test – April 30, 2007; complete thermal vacuum test – June 15, 2007; satellite launch – November 30, 2007; and certification of the mobile satellite services system as in operation – December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the FCC order is attached hereto as Exhibit 99.2.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated February 5, 2007.

99.2	FCC Order dated February 2, 2007 granting milestone extension.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO GLOBAL COMMUNICATIONS (HOLDINGS) LIMITED (Registrant)

	By:	/s/ J. Timothy Bryan
February 5, 2007		J. Timothy Bryan
Chief Executive Officer

EXHIBITS

Exhibit	Description of Exhibit

99.1	Press release dated February 5, 2007.
99.2	FCC Order dated February 2, 2007 granting milestone extension.